Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2023	Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes
Note 8. Income Taxes
We have no income tax expense as a result of the continued generation of net operating losses (“NOLs”) offset by a full valuation allowance recorded on such NOLs, as we determined it is not more-likely-than-not that
our NOLs will be utilized.

Note 10. Income Taxes
Prior to the Business Combination, the Company did not file separate income tax returns as they were included in the consolidated income tax returns of Amprius Holdings. As a result, the Company’s provision for income taxes prior to the Business Combination was determined using a method consistent with a separate return basis, as if the Company was a separate taxpayer.

The components of loss before provision for income taxes were as follows (in thousands):

	Year ended December 31,
	2022	2021
Domestic	$(17,332)	$(9,896)
Foreign	—	—

Total	$(17,332)	$(9,896)

The provision for income taxes during the years ended December 31, 2022 and 2021 were not material.
The provision for income taxes differed from the amount computed by applying the federal statutory rate, which was 21.0% during the years ended December 31, 2022 and 2021, to the loss before provision for income taxes as follows (in thousands):

	Year ended December 31,
	2022	2021
Expected benefit at U.S. federal statutory tax rate	$(3,640)	$(2,078)
State tax	(764)	(707)
Change in valuation allowance	(8,858)	2,720
Deconsolidation adjustment	13,318	—
Other	(56)	65

Provision for income taxes	$—	$—

The components of deferred tax assets and deferred tax liabilities were as follows (in thousands) :

	December 31,
	2022	2021
Deferred tax assets:
Net operating loss carryforwards	$10,326	$17,646
Tax credits	819	1,900
Operating lease liabilities	783	—
Stock-based compensation	725	—
Accruals, reserves and other	624	757
Capitalized research and development	336	479
Valuation allowance	(12,900)	(20,697)

Total deferred tax assets	713	85

Deferred tax liabilities:
Property, plant and equipment	—	(85)
Operating lease right-of-use assets	(713)	—

Total deferred tax liabilities	(713)	(85)

Net deferred taxes	$—	$—

In assessing the realizability of deferred tax assets, management considers whether it is more-likely-than-not
that some portion or all the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences will become deductible. The Company assesses available positive and negative evidences to estimate whether sufficient future taxable income will be generated to permit the use of existing deferred tax assets. A significant piece of objective negative evidence is the cumulative losses incurred since inception, supported by negative subjective evidence of no expectations of future taxable income. Based on this evaluation, management believes that recognition of the deferred tax assets arising from the above-mentioned future tax benefits is currently not likely to be realized and, accordingly, has provided a valuation allowance. The valuation allowance decreased by $7.8 million and increased by $2.7 million during the years ended December 31, 2022 and 2021, respectively.
Net operating losses (“NOL”) and tax credit carryforwards were as follows as of December 31, 2022:

	Amount (In thousands)	Expiration Years
NOL, federal (after December 31, 2017)	$33,756	Do not expire
NOL, federal (before January 1, 2018)	$3,799	2028—2037
NOL, state	$30,072	2029—2042
Tax credits, federal	$727	2034—2042
Tax credits, state	$462	Do not expire
The utilization of NOL and tax credit carryforwards are subject to certain limitations under Section 382 of the Internal Revenue Code of 1986, as amended, in the event of a change in the Company’s ownership, as defined in the current income tax Regulations. Ownership changes prior to the Business Combination did not result in a limitation that will materially reduce the total amount of NOL carryforwards and credits that can be utilized. Subsequent ownership changes may affect the limitation in future years.
As a result of the Business Combination, the Company was deconsolidated from Amprius Holdings for federal and state income tax purposes. The Internal Revenue Code and related Regulations provide for a methodology for the allocation of the cumulative NOL carryovers between the Company and Amprius Holdings upon deconsolidation. Based on the methodology used, the federal and state NOL carryover
s
have been reduced by approximately $43.1 million and $40.3 million, respectively, and the federal and state R&D tax credit carryover
s
have been reduced by approximately $0.7 million and $1.0 million, respectively, during the year ended December 31, 2022.
A reconciliation of the unrecognized tax benefits is as follows (in thousands):

	December 31,
	2022	2021
Balance at beginning of year	$709	$674
Addition based on tax positions during the current year	2	35
Reduction of tax positions from prior years	(414)	—

Balance at end of year	$297	$709

The entire amount of the unrecognized tax benefits would not impact the Company’s effective tax rate if recognized and there would be no cash tax impact. The Company has elected to include interest and penalties as a component of income tax expense. During the years ended December 31, 2022 and 2021, the Company did not recognize interest and penalties related to unrecognized tax benefits. The Company does not anticipate that the amount of existing unrecognized tax benefits will significantly increase or decrease during the next 12 months.
Prior to the Business Combination, the Company had been included in Amprius Holdings’ consolidated income tax returns in the U.S. federal and California tax jurisdictions. For periods after the Business Combination, the Company will file income tax returns separate from Amprius Holdings. The federal and state income tax returns from inception to December 31, 2022 remain subject to examination.